CIFG Assurance North America Inc.

Unaudited Interim Financial Statements

March 31, 2007

CIFG Assurance North America, Inc.
Table of Contents

Balance Sheets as of March 31, 2007 and December 31, 2006

Statements of Operations for the three month periods ended March 31, 2007 and 2006

Statements of Changes in Shareholder’s Equity and Comprehensive Income (Loss) for the three months ended March 31, 2007 and the year ended December 31, 2006

Statements of Cash Flows for the three months ended March 31, 2007 and 2006

Notes to Financial Statements

CIFG Assurance North America, Inc.
Balance Sheet
($ in 000’s except per share amounts)

	As of	As of
	March 31,	December 31,
	2007	2006
Assets	(Unaudited)
Investments
Fixed income securities available-for-sale, at fair value (amortized cost of $137,786 and $135,985)	$136,801	$134,403
Short-term investments, at cost	24,313	39,588
Total investments	161,114	173,991
Cash	1,730	1,068
Premium receivable	12,206	11,436
Receivable for securities sold	11,112	---
Investment income due and accrued	2,139	1,748
Prepaid reinsurance premiums	188,010	183,761
Reinsurance recoverable on unpaid loss and loss adjustment expense reserves	5,233	4,670
Intangible asset - licenses acquired in acquisition	8,331	8,331
Current income taxes recoverable	25	42
Derivative assets	4	10
Total assets	$389,904	$385,057

Liabilities and Shareholder's Equity
Liabilities
Deferred premium revenues	$223,131	$218,714
Loss and loss adjustment expense reserves	6,179	5,530
Deferred ceding commissions, net	18,997	18,373
Ceded reinsurance balances payable	9,896	6,463
Deferred fee income	1,267	1,233
Ceding commission payable	247	141
Derivative liabilities	14	49
Balances due to affiliates	6,902	10,606
Other liabilities	1,341	2,051
Total liabilities	267,974	263,160
Shareholder's Equity
Common stock (par value $4,191.49 per share authorized, issued and outstanding shares 4,700)	19,700	19,700
Additional paid-in capital	122,850	122,850
Accumulated deficit	(19,678)	(19,072)
Accumulated other comprehensive loss	(942)	(1,581)
Total shareholder's equity	121,930	121,897
Total liabilities and shareholder's equity	$389,904	$385,057

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
Statement of Operations
($ in '000s)

	Three months ended March 31,
	(Unaudited)
	2007	2006

Revenues
Gross premiums written	$19,079	$18,941
Ceded premiums written	(17,089)	(16,667)
Net premiums written	1,990	2,274
Change in net deferred premium revenue	(164)	(854)
Net premium earned (net of ceded earned premiums of $12,901 in 2007 and $9,112 in 2006)	1,826	1,420
Net investment income	1,872	1,422
Net realized and unrealized gains (losses) on credit derivatives	29	(16)
Other income	82	21
Total revenues	3,809	2,847

Expenses
Losses and loss adjustment expenses, net	86	67
Amortization of deferred ceding commissions	(1,879)	(1,071)
Amortization of deferred acquisition costs	1,984	1,114
Operating expenses	4,204	3,011
Total expenses	4,395	3,121

Loss before income taxes	(586)	(274)
Provision for income taxes	20	150
Net loss	$(606)	$(424)

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
Statements of Changes in Shareholder's Equity and Comprehensive Income (Loss)
($ in '000s, except per share amounts)

	Three months ended
	March 31,		Year ended
	(Unaudited)		December 31,
	2007		2006
Common Shares
Shares at beginning of period	4,700		4,700
Shares at end of period	4,700		4,700

Common Stock
Balance at beginning of period	$19,700		$19,700
Ending Balance	$19,700		$19,700

Additional paid-in capital
Balance at beginning of period	$122,850		$122,850
Ending Balance	$122,850		$122,850

Accumulated deficit
Balance at beginning of period	$(19,072)		$(18,995)
Net loss	(606)	$(606)	(77)	$(77)
Ending Balance	$(19,678)		$(19,072)

Accumulated other comprehensive loss
Balance at beginning of period	(1,581)		(1,463)

Net change in unrealized appreciation (depreciation) of AFS securities, net of
deferred tax of $0 in 2007 and 2006		639		(118)
Other comprehensive income (loss)	639	639	(118)	(118)
Total comprehensive income (loss)		$33		$(195)

Ending Balance	(942)		(1,581)

Total Shareholder's Equity	$121,930		$121,897

	2007		2006
Disclosure of reclassification amounts
Unrealized appreciation (depreciation) arising during the period, net of taxes	$639		$(114)
Less: reclassification adjustment for net realized losses included in net income, net of taxes	---		(4)

Net unrealized appreciation (depreciation) of securities, net of taxes	$639		$(118)

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
Statements of Cash Flows
($ in '000s)

	Three months ended March 31,
	(Unaudited)
	2007	2006
Cash flows from operating activities
Net loss	$(606)	$(424)
Adjustments to reconcile net loss to net cash used by operating activities
Amortization of bond premium, net	83	38
Increase in loss and loss adjustment expense reserves, net of reinsurance	86	67
Increase in deferred premium revenue	4,417	8,433
Increase in prepaid reinsurance premiums	(4,249)	(7,577)
Increase in deferred ceding commissions, net	624	1,057
Increase in premium receivable	(755)	(1,500)
Increase (decrease) in ceded reinsurance balances payable	3,428	(5,760)
Increase in ceding commission payable	106	4
Increase in investment income due and accrued	(391)	(422)
Decrease in balances due to affiliates	(3,704)	(4,841)
Net realized and unrealized (gains)losses on credit derivatives, net	(29)	16
Other, net	(695)	75
Total adjustments to net loss	(1,080)	(10,411)
Net cash used by operating activities	(1,685)	(10,834)

Cash flows from investing activities
Purchase of fixed income securities	(16,095)	(8,092)
Sale (purchase) of short term investments, net	15,318	(6,980)
Proceeds from the maturity of fixed income securities	3,098	23,140
Net cash provided by investing activities	2,321	8,068

Effect of exchange rates on cash	26	57

Increase (decrease) in cash	662	(2,709)
Cash at beginning of period	1,068	3,388
Cash at end of period	$1,730	$679

The accompanying notes are an integral part of these financial statements.

CIFG Assurance North America, Inc.
Notes to Interim Financial Statements
March 31, 2007

1.  Business and Organization

CIFG Assurance North America, Inc., (“CIFG NA” or the “Company”) was incorporated on April 11, 2002 in the State of New York.  On May 24, 2002 the New York State Insurance Department (“NYSID”) granted the Company a license to conduct surety, credit, residual value and financial guaranty insurance.  As of March 31, 2007, CIFG NA was licensed to transact financial guaranty insurance in 45 states and the U.S. Virgin Islands, the U.S. District of Columbia and the Commonwealth of Puerto Rico.

In the ordinary course of business, the Company issues financial guaranty contracts in respect of certain obligations of certain variable interest entities (VIEs). Specifically, CIFG NA has issued contracts in respect of certain obligations of multiple distinct New York State business trusts, collectively known as the New Generation Funding Trusts. The financial guaranty contracts generally provide credit protection to investors who have entered into credit derivative transactions with the respective VIEs. Other than the transactions described above, the VIEs own no assets and have no outstanding debt and, by virtue of the credit support provided by the financial guaranty contracts, CIFG NA is considered to be the primary beneficiary of these VIEs. Accordingly, these VIEs are consolidated.

2.  Basis of Presentation

The accompanying condensed financial statements do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America. These condensed financial statements should be read in conjunction with the consolidated financial statements and notes thereto as of and for the year ended December 31, 2006. The accompanying condensed financial statements have not been audited by independent auditors but, in the opinion of management, all adjustments, which include only normal recurring adjustments necessary for a fair presentation of the financial position, results of operations, and cash flows at March 31, 2007 and for all periods presented, have been made. The December 31, 2006 balance sheet data was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted in the United States of America. The results of operations for the periods ended March 31, 2007 and 2006 are not necessarily indicative of the operating results for the full year.

Certain prior-year balances have been reclassified to conform to the 2007 presentation.

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

3.  Review of Financial Guaranty Industry Accounting Model

SFAS No. 60 – “Accounting and Reporting by Insurance Enterprises” (“FAS 60”), does not specifically address the accounting model for financial guarantors. As a result there has been diversity in the accounting practices employed in the financial guaranty industry.  In 2005, the Financial Accounting Standards Board (“FASB”) undertook a project to consider the accounting model for financial guaranty insurers. The FASB released “Accounting for Financial Guarantee Insurance Contracts, an interpretation of FASB Statement No. 60” on April 18, 2007 (“exposure draft”), which may significantly alter certain aspects of the current accounting model used by financial guarantors. The proposed interpretation addresses the accounting for premium recognition, establishment of loss reserves and requires expanded footnote disclosures. Until the FASB issues final guidance, the Company intends to continue to apply its existing accounting policies. The Company is in the process of evaluating the impact this exposure draft may have on its financial statements, but it is not possible to predict the impact of the final guidance which may be issued by the FASB.

4.  Losses and Loss Adjustment Expense Reserves

Loss and loss adjustment reserves are established for financial guaranty contracts subject to SFAS 60 – “Accounting and Reporting by Insurance Enterprises” (“FAS 60”). The reserve for losses and loss adjustment expenses consists of active credit reserves and case basis loss and loss adjustment expense reserves. The development of active credit reserves is based upon estimates of the expected levels of debt service payment defaults on currently guaranteed issues that are not presently or imminently in default, and by reference to financial guaranty industry historical loss experience. The determination of the reserve is primarily based on an analysis of expected losses as a percentage of expected premium on the outstanding insured portfolio, pursuant to which, active credit reserves are provided on a periodic basis as a function of regular financial guaranty premiums earned to date.

The Company monitors active credit reserves on an ongoing basis and adjusts these reserves based on actual loss experience, considering the changes in the mix of business and economic conditions. Case basis loss reserves will be recorded when it is probable that a loss has been incurred and the amount of such loss can be reasonably estimated. When losses occur, case basis loss reserves will be established in an amount that is sufficient to cover the present value of the anticipated defaulted debt service payments over the expected period of default and estimated expenses associated with settling the claims, less estimated recoveries under salvage or subrogation rights. The active credit reserve is available to be applied against future case basis loss reserves and any related adjustments. As of March 31, 2007 and December 31, 2006, there were no case basis loss reserves recorded.

The Company’s loss reserving policy, described above, is based on guidance provided in FAS 60, SFAS 5 - “Accounting for Contingencies”, and analogies to Emerging Issues Task Force (EITF) 85-20, “Recognition of Fees for Guaranteeing a Loan.” FAS 60 requires that, for short-duration contracts, a liability for unpaid claim costs relating to insurance contracts, including estimates of costs relating to incurred but not reported claims, be accrued when insured events occur.  Additionally, SFAS 5 requires that a loss be recognized where it is probable that one or more future events will occur confirming that a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Management believes that the Company’s reserves are adequate to cover the ultimate net cost of claims. However, because the reserves are based on management’s judgment and estimates, there can be no assurance that the ultimate liability will not exceed such estimates.

5.  Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board (the “FASB”) issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” (“FAS 155”), which amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging” (“FAS 133”) and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. FAS 155 permits an election for hybrid instruments that contain an embedded derivative that otherwise would require bifurcation to irrevocably be accounted for at fair value, with changes in fair value recognized in the statement of operations and comprehensive income.  The fair value election may be applied on an instrument-by-instrument basis. FAS 155 also eliminates a restriction on qualifying special purpose entities from holding passive derivative instruments.  FAS 155 is effective for all financial instruments acquired or issued after December 15, 2006.

The FASB’s Derivative Implementation Group (“DIG”) issued DIG Issue B40 – “Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets” (“DIG B40”) in December of 2006.  DIG B40 provides a scope exception on performing embedded derivative tests required under FAS 133 related to rate of returns for certain securitized interests. DIG B40 is required to be applied upon adoption of FAS 155.

In June 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, “Accounting for Uncertainty in Income Taxes”, an interpretation of SFAS No. 109, “Accounting for Income Taxes” (“FAS 109”).  FIN 48 requires that the Company determine whether a tax position is more likely than not to be sustained under examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. If a tax position does not meet the more likely than not threshold, the benefit is not recognized in the financial statements. If the Company determines that a position meets the recognition threshold, the position is measured to determine the amount of the benefit that may be recognized in the financial statements based on criteria set forth in the pronouncement. FIN 48 also provides guidance on derecognition, classification of interest and penalties, accounting in interim periods and disclosure.  FIN 48 is applicable for fiscal years beginning after December 15, 2006.

The FASB issued FAS No. 157, “Fair Value Measurement” (“FAS 157”) in September 2006. This pronouncement defines fair value, establishes a framework for measuring fair value and enhances the footnote disclosures pertaining to fair value. Fair values are evaluated using a hierarchy (Levels 1, 2, and 3), which is based on the level of inputs used for the valuation. The input levels range from quotable market prices to unobservable inputs such as an entity’s own internal data. The disclosure requirements vary amongst the fair value hierarchy levels. FAS 157 is applicable to financial statements issued for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years.

On February 15, 2007 the FASB issued SFAS No. 159 - “The Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB No. 115” (“FAS 159”), which provides companies with an option to report selected financial assets and liabilities at fair value. The objective of this pronouncement is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities differently. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. FAS 159 is applicable for fiscal years beginning after November 15, 2007.